UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):             January 4, 2007

Omtool, Ltd.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

0-22871	02-0447481
(Commission File Number)	(IRS Employer Identification No.)

6 Riverside Drive
Andover, MA	01810
(Address of Principal Executive Offices)	(Zip Code)

(978) 327-5700
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 8.01.  Other Events

As previously disclosed in a Current Report on Form 8-K filed with the Securities and Exchange Commission on November 22, 2006, Omtool, Ltd. (the “Company”) received a letter from the Listing Qualifications Department of the Nasdaq Stock Market (“Nasdaq”) on November 17, 2006 stating that the Company does not comply with Marketplace Rule 4310(c)(2)(B), which requires the Company to have (i) a minimum of $2,500,000 in stockholders’ equity (the “Stockholders’ Equity Requirement”); (ii) $35,000,000 market value of listed securities; or (iii) $500,000 of net income from continuing operations for the most recently completed fiscal year or two of the three most recently completed fiscal years.

As previously disclosed in a Current Report on Form 8-K filed with the Securities and Exchange Commission on January 5, 2007, the Company completed its acquisition, by merger (the “Merger”), of Blue Chip Technologies Ltd. (“Blue Chip”) pursuant to an Agreement and Plan of Merger by and among the Company, Blue Chip, BC Acquisition, Inc., a wholly-owned acquisition subsidiary of the Company, Omtool Healthcare, LLC, a wholly-owned subsidiary of the Company, and William J. Rynkowski, Jr. (the “Principal Shareholder”), dated as of November 13, 2006.  The Company issued an aggregate of 375,331 shares of common stock of the Company (the “Stock Issuance”), as well as cash and promissory notes, in consideration of all of the shares of stock of Blue Chip outstanding. The last sale price of the Company’s common stock on the last trading day prior to the Merger was $3.99 per share.

As of the date hereof, the Company believes that it has regained compliance with the Stockholders’ Equity Requirement based upon the Stock Issuance described above.  Nasdaq will continue to monitor the Company’s ongoing compliance with the Stockholders’ Equity Requirement and, if at the time of its next periodic report the Company does not evidence compliance, the Company may be subject to delisting from the Nasdaq Capital Market.

The Company anticipates that it will issue financial results for fiscal year 2006 in February 2007 and audited balance sheet information on its Annual Report on Form 10-K in March 2007 following the closing of the Company’s internal accounting review and completion of the Blue Chip acquisition accounting and the Company’s audited financial statements.

This information shall not be deemed “filed” for purposes of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OMTOOL, LTD.

Date:January 9, 2007
	By:	/s/ Daniel A. Coccoluto
	Name:	Daniel A. Coccoluto
	Title:	Chief Financial Officer, Secretary and Treasurer